UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 345-8886

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 6, 2013, Agilent Technologies, Inc. (the “Company”) disclosed in its Form 10-Q that it had initiated an internal investigation relating to certain sales of Company products through third party intermediaries in China and compliance by Company employees in China with the requirements of the U.S. Foreign Corrupt Practices Act and other applicable laws and regulations.  The Company further disclosed that it had voluntarily advised the United States Department of Justice (“DOJ”) and the United States Securities and Exchange Commission (“SEC”) of the investigation.

On September 15, 2014, the Company received a letter from the SEC’s Division of Enforcement stating that its investigation had been completed and that the Division of Enforcement did not intend to recommend any enforcement action against the Company by the SEC.

On September 24, 2014, the Company received a letter from DOJ stating that DOJ had closed its inquiry into the matter, citing the Company’s voluntary disclosure and thorough investigation.

Certain statements in this Form 8-K regarding anticipated financial, legal or other outcomes including statements relating to the Company’s future events, developments or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” ”estimate,” “believe,” “intend,” “anticipate” and other similar language. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. While management believes that these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements.

Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties are described in the Company’s most recent Form 10-K and 10-Q reports on file with the Securities and Exchange Commission that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document. The Company does not assume any obligation to update these statements except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ Michael Tang
	Name:	Michael Tang
	Title:	Vice President, Assistant General Counsel and
Assistant Secretary

Date: September 29, 2014

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